UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 13, 2004

NITROMED, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50439	22-3159793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Spring Street Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 266-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2004, NitroMed, Inc. (“NitroMed”) appointed Lawrence E. Bloch, M.D., J.D., age 39, to the position of Chief Financial Officer and Chief Business Officer.  Dr. Bloch will serve as NitroMed’s principal financial officer.  Prior to joining NitroMed, Dr. Bloch served from 2000 to 2004 as Chief Financial Officer and from 1999 to 2002 as Vice President of Business Development at Applied Molecular Evolution, Inc., a life sciences company focused on applying directed molecular evolution to discovering, optimizing and developing human biotherapeutics.

On September 13, 2004, NitroMed also appointed James G. Ham, III, age 54, to the position of Vice President of Finance.  Mr. Ham will serve as NitroMed’s principal accounting officer.  Prior to joining NitroMed, Mr. Ham served from 2001 to 2003 as Chief Financial Officer at Clearview Projects, a consulting firm providing business development and licensing support services to the biotech industry.  From 1977 to 2001, Mr. Ham held various positions at Bristol-Myers Squibb Company (“BMS”), a pharmaceuticals and health care products company, including positions with financial responsibility for BMS’ ethical pharmaceutical division, U.S. pharmaceutical division and operational planning for the Worldwide Pharmaceutical Group, and culminating in his service as Vice President Information Technology — Global Business Services from 1994 to 2001.

Dr. Bloch will be paid an annual salary of $265,000 and will be granted an initial option to purchase 150,000 shares of NitroMed common stock, vesting in equal installments on the first four anniversaries of the date of grant.  Prior to the end of the current fiscal year, Dr. Bloch will be granted an additional option to purchase 60,000 shares of NitroMed common stock, vesting on the same terms as outlined above.  In addition, Dr. Bloch will be entitled to receive a bonus under the NitroMed bonus plan and will receive comprehensive group health, disability, accident and life insurance benefits.

Mr. Ham will be paid an annual salary of $180,000 and will be granted an initial option to purchase 40,000 shares of NitroMed common stock, vesting in equal installments on the first four anniversaries of the date of grant.  In addition, Mr. Ham will be entitled to receive a bonus under the NitroMed bonus plan and will receive comprehensive group health, disability, accident and life insurance benefits.

The full text of the press release issued in connection with the appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2004	NITROMED, INC.

	By:	/s/ Michael D. Loberg, Ph.D
Michael D. Loberg, Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of NitroMed, Inc. dated September 13, 2004